Exhibit 10.2
EXECUTION VERSION
PLEDGE AGREEMENT
     This PLEDGE AGREEMENT, dated as of January 20, 2009 (the “Agreement”), is by and among BMP Sunstone Corporation, a Delaware corporation (the “Company”), the Noteholders identified on the signature pages hereto (each, a “Noteholder” and collectively, the “Noteholders”) and Les Baledge, as agent for the Noteholders (in such capacity, together with his successors in such capacity, the "Agent”).
RECITALS
     WHEREAS, the Company and each of the Noteholders are parties to note exchange agreements, each dated as of the date hereof (collectively, as modified and supplemented and in effect from time to time, the “Note Exchange Agreements”), that provide, subject to the terms and conditions thereof, for the issuance by the Company to each of the Noteholders, severally and not jointly, certain 12.5% Secured Convertible Notes due July 1, 2011 (collectively, the “Exchange Notes”) as more fully described in the Note Exchange Agreements.
     To induce each of the Noteholders to enter into the applicable Note Exchange Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS.
     Each capitalized term used herein and not otherwise defined shall have the meaning assigned to such term in the Note Exchange Agreements. In addition, as used herein:
     1.1 “2009 Notes” means the outstanding 10.0% Senior Secured Promissory Note due May 1, 2009 of the Company.
     1.2 “Collateral” shall have the meaning ascribed thereto in Section 3.1 hereof.
     1.3 “Event of Default” shall have the meaning ascribed thereto in Section 7 of the Exchange Notes.
     1.4 “Escrow Agent” shall mean CSC Trust Company of Delaware, as escrow agent under the Escrow Agreement.
     1.5 “Escrow Agreement” shall mean the Share Escrow Agreement, dated as of the date hereof, by and among the Company, the Agent and Escrow Agent.
     1.6 “Lien” shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).
     1.7 “Permitted Indebtedness” shall mean any future capitalized leases or purchase money indebtedness, the 2009 Notes and the Exchange Notes.
     1.8 “Pledged Stock” shall have the meaning ascribed thereto in Section 3.1.1 hereof.
     1.9 “Secured Obligations” shall mean, collectively, the principal of and interest on and all other amounts due and payable under the Exchange Notes issued or issuable (as applicable) by the Company.
     1.10 “Stock Collateral” shall have the meaning ascribed thereto in Section 3.1.3 hereof.
     1.11 “Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as in effect in the State of Delaware.
ARTICLE 2
REPRESENTATIONS AND WARRANTIES.
     The Company represents and warrants to each of the Noteholders that:
     2.1 the Company, by and through its wholly-owned subsidiary, Sunstone China Limited (formerly named Hong Kong Fly International Company) (“Sunstone China”) is, or as and when additional Collateral is later acquired the Company will be, the sole beneficial owner of the Collateral and no Lien exists or will exist upon any Collateral at any time (and, with respect to the Stock Collateral, no right or option to acquire the same exists in favor of any other Person), except for the pledge and security interest in favor of each of the Noteholders created or provided for herein which pledge and security interest constitutes a first priority perfected pledge and security interest in and to all of the Collateral;
     2.2 the Pledged Stock is duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens (except for the pledge and security interest in favor of each of the Noteholders to be created or provided for herein) and none of such Pledged Stock is or will be subject to any contractual restriction, preemptive and similar rights, or any restriction under the charter or by-laws or other governing or organizational documents or agreements of the respective issuer of such Pledged Stock, upon the transfer of such Pledged Stock (except for the pledge and security interest in favor of each of the Noteholders to be created or provided for herein); and
     2.3 the Company is the sole beneficial owner of 100% of the issued and outstanding shares of capital stock or equity securities of Sunstone China, and no right or option to acquire such stock exists in favor of any Person, and Sunstone China is the sole beneficial owner of 100% of the issued and outstanding shares of capital stock or equity securities of Sunstone

Pharmaceutical Co., Ltd., a Hong Kong corporation (“Sunstone Pharma”), and no right or option to acquire such stock exists in favor of any Person.
ARTICLE 3
COLLATERAL.
     3.1 As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Company pledges, grants, assigns, hypothecates and transfers to the Agent on behalf of the Noteholders as hereinafter provided, a security interest in and Lien upon all of the Company’s right, title and interest in the following (all being collectively referred to herein as “Collateral”):
          3.1.1 the Company’s direct ownership interest in 49% of the issued and outstanding shares of capital stock or equity securities of Sunstone China, together with the certificates evidencing the same duly endorsed in blank or accompanied by appropriate and undated stock powers duly executed in blank (the “Initial Pledged Stock”), and, following payment in full of the outstanding principal amount and accrued interest with respect to the 2009 Notes or the earlier cancellation or prepayment of the 2009 Notes (the “2009 Note Satisfaction”), such additional shares directly or indirectly owned by the Company as shall in the aggregate constitute 51% in aggregate of the then issued and outstanding shares of capital stock of Sunstone China, together with the certificates evidencing the same duly endorsed in blank or accompanied by appropriate and undated stock powers duly executed in blank (the “Additional Pledged Stock” and, collectively with the Initial Pledged Stock, the “Pledged Stock”);
          3.1.2 other than as contemplated by Sections 4.4.2 and 4.4.3, all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;
          3.1.3 without affecting the obligations of the Company under any provision prohibiting such action hereunder or under the Note Exchange Agreements or the Exchange Notes, in the event of any consolidation or merger in which Sunstone China is not the surviving corporation, the shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Company itself) formed by or resulting from such consolidation or merger and received by the Company in exchange for the Pledged Stock (the Pledged Stock, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to Sections 3.1.1 or 3.1.2 above and this Section 3.1.3 being herein collectively called the “Stock Collateral”); and
          3.1.4 other than as contemplated by Sections 4.4.2 and 4.4.3, all proceeds, products and accessions of and to any of the property of the Company described in Sections 3.1.1, 3.1.2 or 3.1.3.

ARTICLE 4
FURTHER ASSURANCES; REMEDIES.
     In furtherance of the grant of the pledge and security interest pursuant to Article 3 hereof, the Company hereby agrees with the Agent and each of the Noteholders as follows:
     4.1 Delivery and Other Perfection. The Company shall:
          4.1.1 as soon as practicable (but in any event within thirty (30) days after the date hereof), (x) transfer and deliver to the Escrow Agent for maintaining in escrow pursuant to the Escrow Agreement, (1) the Initial Pledged Stock (together with the certificates for all such shares and securities duly endorsed in blank or accompanied by appropriate and undated stock powers duly executed in blank) and (2) within thirty (30) days following the 2009 Note Satisfaction, the Additional Pledged Stock, (together with the certificates for all such shares and securities duly endorsed in blank or accompanied by appropriate and undated stock powers duly executed in blank), and no later than thirty (30) days after receipt of any other Stock Collateral by the Company, all of which thereafter shall be held by the Escrow Agent, pursuant to the terms of this Agreement and the Escrow Agreement, as part of the Collateral, and (y) take such other action as the Agent shall reasonably deem necessary or appropriate to duly record the Lien created hereunder in such Stock Collateral; the Company hereby acknowledges and agrees that time shall be of the essence with respect to its obligations under this Section 4.1.1, and the failure to timely deliver the Stock Collateral into the possession of the Escrow Agent in the time required by this Section 4.1.1 shall be specific breach of this Agreement by the Company; and
          4.1.2 give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of the Agent, whether within the United States, Hong Kong or China) to create, preserve, perfect or validate any security interest granted pursuant hereto or to enable the Agent to exercise and enforce their rights hereunder with respect to such security interest, provided however that this shall not include causing any or all of the Stock Collateral to be transferred of record into the name of the Agent or its nominee.
     4.2 Covenants.
          4.2.1 Company/Sunstone China Covenants. The Company shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Agent is not named as the sole secured party for the benefit of each of the Noteholders. Except as herein provided, the Company shall not sell, assign, exchange, grant a security interest in, or otherwise dispose of the Collateral or any interest therein, and any attempted transfer (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) which violates the provisions of this Agreement shall be void, and the purported buyer, assignee, transferee, pledgee, mortgagee or other recipient shall have no interest in or rights to the Company’s assets, profits, losses or distributions, and the Noteholders shall not be required to recognize any such interest or rights. With respect to the Stock Collateral, the Company shall not grant any right or option to acquire the same to any other Person. The Company shall pay or cause Sunstone China to (a) pay all of its indebtedness and obligations in accordance with normal terms and (b) pay and discharge or cause to be paid and discharged promptly all taxes, assessments and other charges or levies of governmental authorities imposed upon the Company or Sunstone China, before the same shall be in default. The Company (I) shall do or cause to be done all things necessary to preserve and keep in full force and effect its and Sunstone China’s existence and comply with all governmental requirements applicable to the Company and Sunstone China, and (II) shall at all times maintain, preserve and protect all franchises, licenses and trade names and preserve all the remainder of Company’s and Sunstone China’s property used or useful in the conduct of their businesses and keep the same in good repair, working order and condition, and from time to time make, or cause to be made, all needful and proper repairs and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times. Further, the Company shall not permit the issuance by Sunstone China of (i) any additional shares of capital stock or equity securities of any class, (ii) any debentures, bonds or other securities of any nature, whether or not convertible into or exchangeable for equity in Sunstone China, or (iii) any warrants, options, contracts or other commitments entitling any person or entity to purchase or otherwise acquire any such interest in Sunstone China.
          4.2.2 Sunstone Pharma Covenants. The Company shall not permit Sunstone China to sell, assign, exchange, grant a security interest in, or otherwise dispose of, its ownership interest in Sunstone Pharma, and any attempted transfer (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) which violates the provisions of this Agreement shall be void, and the purported buyer, assignee, transferee, pledgee, or other recipient shall have no interest in or rights to its ownership interest in Sunstone Pharma, and the Noteholders shall not be required to recognize any such interest or rights. The Company shall pay or cause Sunstone Pharma to (a) pay all of its indebtedness and obligations in accordance with normal terms and (b) pay and discharge or cause to be paid and discharged promptly all taxes, assessments and other charges or levies of governmental authorities imposed upon Sunstone Pharma, before the same shall be in default. The Company (I) shall do or cause to be done all things necessary to preserve and keep in full force and effect Sunstone Pharma’s existence and comply with all governmental requirements applicable to Sunstone Pharma, and (II) shall at all times maintain, preserve and protect all franchises, licenses and trade names and preserve all Sunstone Pharma’s property used or useful in the conduct of its businesses and keep the same in good repair, working order and condition, and from time to time make, or cause to be made, all needful and proper repairs and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times. Further, the Company shall not permit the issuance by Sunstone Pharma of (i) any additional shares of capital stock or equity securities of any class, (ii) any debentures, bonds or other securities of any nature, whether or not convertible into or exchangeable for equity in Sunstone Pharma, or (iii) any warrants, options, contracts or other commitments entitling any person or entity to purchase or otherwise acquire any such interest in Sunstone Pharma; provided that, notwithstanding anything to the contrary in this Agreement, the Company shall be permitted to allow Sunstone Pharma, and Sunstone Pharma shall be permitted, to enter into loans in the ordinary course of business, including loan facilities with banks or other lending institutions.
     4.3 Preservation of Rights. The Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

     4.4 Special Provisions Relating to the Stock Collateral.
          4.4.1 So long as no Event of Default shall have occurred and be continuing, the Company shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the Note Exchange Agreements, the Exchange Notes or any other instrument or agreement referred to herein or therein; and the Agent shall execute and deliver to the Company or cause to be executed and delivered to the Company all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Company may reasonably request for the purpose of enabling the Company to exercise the rights and powers which it is entitled to exercise pursuant to this Section 4.4.1.
          4.4.2 Unless and until an Event of Default has occurred and is continuing, the Company shall be entitled to receive and retain any dividends on the Stock Collateral paid in cash out of earned surplus.
          4.4.3 If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Agent exercises any available right to declare any Secured Obligations due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Note Exchange Agreements, the Exchange Notes or any other agreement relating to such Secured Obligations, all dividends and other distributions on the Stock Collateral shall be paid directly to the Escrow Agent and retained by it as part of the Stock Collateral, subject to the terms of this Agreement and the Escrow Agreement, and, if the Agent shall so request in writing, the Company agrees to execute and deliver to the Escrow Agent appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Agent or the Escrow Agent shall, upon request of the Company (except to the extent theretofore applied to the Secured Obligations) be returned by the Escrow Agent to the Company (and the Agent shall provide any written instructions to the Escrow Agent necessary or convenient to effect such return).
     4.5 Events of Default, etc.
          4.5.1 During the period during which an Event of Default shall have occurred and be continuing:
               (a) the Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;
               (b) subject to the terms of the Escrow Agreement, the Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Agent were the sole and absolute owner thereof (and the Company agrees to take all such action as may be appropriate to give effect to such right);
               (c) the Agent in its discretion may, in its name or in the name of the Company or otherwise, (i) demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, or (ii) file suit to enforce any provision contained in this Agreement, the Notes, the Note Exchange Agreements, the Escrow Agreement or that certain Interest Escrow Agreement between the Company and Escrow Agent, each dated as of the date hereof, but shall be under no obligation to do so; and
               (d) subject to the terms of the Escrow Agreement, the Agent may, upon 10 Business Days prior written notice to the Company of the time and place and in compliance with applicable law, including, without limitation, the Securities Act of 1933, as amended, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Agent, or any of its respective agents, sell, lease, assign or otherwise dispose of all or any of such Collateral, at such place or places as the Agent deems best, and for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place thereof (except such notice as is required above or by applicable statute and cannot be waived) and the Agent or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Company, any such demand, notice or right and equity being hereby expressly waived and released. Subject to the terms of the Escrow Agreement, the Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.
          4.5.2 The proceeds of each collection, sale or other disposition under Section 4.5.1 shall be applied in accordance with Section 4.9 hereof.
     4.6 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.5.1 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Company shall remain liable for any deficiency.
     4.7 Removals, etc. Without at least 30 days’ prior written notice to the Agent, the Company shall not (i) maintain any of its books or records with respect to the Collateral at any office or maintain its chief executive office or its principal place of business at any place other than at the address indicated for the Company in Section 6.2 of the Note Exchange Agreements or (ii) change its corporate name or the name under which it does business from the name shown on the signature page hereto.
     4.8 Private Sale. The Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale to an unrelated third party in an arm’s length transaction pursuant to Section 4.5.1 hereof conducted in a commercially reasonable manner and in compliance with applicable law, including, without limitation, the Securities Act of 1933, as amended. The Company hereby waives any claims against the Agent arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree. The Company recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Company acknowledges that any such private sales to an unrelated third party in an arm’s length transaction may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective issuer thereof to register it for public sale.
     4.9 Application of Proceeds.
          4.9.1 Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Agent under this Article 4, shall be applied by the Agent:
               (a) First, to the payment of the costs and expenses of such collection, sale or other realization, including accrued but unpaid fees of the Escrow Agent and reasonable out-of-pocket costs and expenses of the Agent and the reasonable fees and expenses of its agents and counsel, and all expenses and advances made or incurred by the Agent in connection therewith;
               (b) Next, to the payment in full of the Secured Obligations in each case equally and ratably in accordance with the respective amounts thereof then due and owing to each of the Noteholders; and
               (c) Finally, to the payment to the Company, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.
          4.9.2 As used in this Article 4, “proceeds” of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Company or any issuer of or obligor on any of the Collateral.
     4.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default, the Agent is hereby appointed the attorney-in-fact of the Company for the purpose of carrying out the provisions of this Article

4 and taking any action and executing any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Noteholders shall be entitled under this Article 4 to make collections in respect of the Collateral, the Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Company representing any dividend, payment, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.
     4.11 Perfection. The Company shall file or deliver to Agent for filing such financing statements and other documents in such offices as the Agent may request to perfect the security interests granted by Article 3 of this Agreement.
     4.12 Opinion of Counsel. No later than forty-five (45) days after the date hereof (unless extended by Agent), the Company shall deliver to Agent an opinion of counsel to the Company, in form and content reasonably acceptable to Agent, stating that the pledge and security interest herein granted constitutes a perfected pledge and security interest in and to all of the Stock Collateral, and providing assurances that the Noteholders shall be entitled to exercise and enforce the rights herein granted, and receive the practical realization of the benefits intended in this Agreement.
     4.13 Termination. When all Secured Obligations shall have been paid in full under the Exchange Notes, this Agreement shall terminate, and the Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Company. The Agent shall also execute and deliver to the Company upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the Company to effect the termination and release of the Liens on the Collateral.
     4.14 Expenses. The Company agrees to pay to the Agent all out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Article 4, or performance by the Agent of any obligations of the Company in respect of the Collateral which the Company has failed or refused to perform upon reasonable notice, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Agent in respect thereof, by litigation or otherwise, including expenses of insurance, and all such expenses shall be Secured Obligations to the Agent secured under Article 3 hereof. The Company shall pay the fees of the Escrow Agent under the Escrow Agreement.
     4.15 Further Assurances. The Company agrees that, from time to time upon the written request of the Agent, the Company will execute and deliver such further documents and do such other acts and things as the Agent may reasonably request in order fully to effect the purposes of this Agreement.
     4.16 Indemnity. Each of the Noteholders hereby jointly and severally covenants and agrees to reimburse and indemnify the Escrow Agent and the Agent, and hold the Escrow Agent and the Agent harmless, from and against any and all claims, actions, judgments, damages, losses, liabilities, costs, transfer or other taxes, and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred or suffered without any bad faith or willful misconduct by the Escrow Agent or the Agent, respectively, arising out of or incident to this Agreement or the administration of the Escrow Agent’s duties under the Escrow Agreement and the Agent’s duties hereunder or under the Escrow Agreement, respectively, or resulting from its actions or inactions as Escrow Agent or Agent, respectively. The Escrow Agent is hereby made a third party beneficiary of this Section 4.16 and shall be entitled to seek indemnity under this Section 4.15.
     4.17 Borrowing of Pledged Stock Certificates. So long as no Event of Default shall have occurred and be continuing, the Agent and the Noteholders hereby agree that upon receipt by Escrow Agent and the Agent from the Company of an affidavit (a “Borrowing Notice”) that the Company is required to provide the certificates representing the Pledged Shares either (i) for review by the auditors of the Company and/or Sunstone China or (ii) as required by law or regulatory authority, which affidavit shall contain an undertaking for the specific benefit of the Agent and the Noteholders to return the certificates representing the Pledged Shares to Escrow Agent as soon as reasonably practicable but in no event more than thirty (30) days after receipt of such certificates from Escrow Agent, Escrow Agent shall (A) provide a copy of such Borrowing Notice to the Agent by facsimile and overnight courier as provided in Section 6.2 of the Note Exchange Agreements within one (1) Business Day of receipt of such Borrowing Notice and (B) deliver to the Company the certificates representing the Pledged Shares to the Company on the fifth (5th) Business Day after the date Escrow Agent receives such Borrowing Notice, or sooner as agreed to by the Agent in writing. The Company hereby covenants to cause the certificates representing the Pledged Shares to be returned to the Escrow Agent not later than the thirtieth (30th) day after the receipt thereof by the Company.
ARTICLE 5
MISCELLANEOUS.
     5.1 No Waiver. No failure on the part of the Agent or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.
     5.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.
     5.3 Notices. All notices, requests, consents and demands hereunder shall be in writing, facsimile (confirmation required) or e-mail (confirmation required) or delivered to the intended recipient at its address or facsimile number specified pursuant to Section 6.2 of the Note

Exchange Agreements and shall be deemed to have been given at the times specified in said Section 6.2.
     5.4 Amendment, Waivers, etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Company and the Agent. Any such amendment or waiver shall be binding upon each of the Noteholders and the Company.
     5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company and each of the Noteholders (provided, however, that the Company shall not assign or transfer its rights hereunder without the prior written consent of the Agent).
     5.6 Counterparts. This Agreement may be executed in two or more counterparts (delivery of which may occur via facsimile or as an attachment to an electronic mail message in “pdf” or similar format), each of which shall be binding as of the date first written above, and, when delivered, all of which shall constitute one and the same instrument. This Agreement and any documents delivered pursuant hereto, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or as an attachment to an electronic mail message in “pdf” or similar format, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, the other parties hereto or thereto shall re-execute original forms thereof and deliver them to the other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail attachment in “pdf” or similar format to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or as an attachment to an electronic mail message as a defense to the formation of a contract and each such party forever waives any such defense. A facsimile signature or electronically scanned copy of a signature shall constitute and shall be deemed to be sufficient evidence of a party’s execution of this Agreement, without necessity of further proof. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.
     5.7 Agent. Each Noteholder agrees to appoint Les Baledge as its Agent for purposes of this Agreement. Promptly after the date hereof, Company shall provide Agent with a complete set of executed documents relating to the transactions associated with this Agreement. The Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Agent may resign and be discharged from his duties or obligations hereunder by giving thirty (30) days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Agent and the Company may select and appoint a successor agent, and any such appointment shall be binding upon all of the parties hereto.
     5.8 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the

Noteholders in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused this Agreement to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

BMP SUNSTONE CORPORATION	AGENT

By:	By:
Name:	Name:	Les Baledge
Title:
[Signature Page to January 2009 Pledge Agreement]

NOTEHOLDER:

By:
Name:
Title:
[Signature Page to January 2009 Pledge Agreement]